UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2019 (November 21, 2019)

CELGENE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34912	22-2711928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

86 Morris Avenue, Summit, New Jersey	07901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (908) 673-9000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	CELG	NASDAQ Global Select Market
Contingent Value Rights	CELGZ	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On November 21, 2019, Celgene Corporation (“Celgene”) completed the previously announced sale of its OTEZLA® (apremilast) product line and related intellectual property, including any patents that primarily cover apremilast, and other specified assets and liabilities related to the OTEZLA® (apremilast) product line to Amgen Inc., (“Buyer”) pursuant to an asset purchase agreement (the “Purchase Agreement”) entered into on August 25, 2019, for a cash purchase price of $13.4 billion (the “OTEZLA® Divestiture”). Pursuant to the terms of the Purchase Agreement, employees that are primarily dedicated to the OTEZLA® (apremilast) product line will generally be transferred to the Buyer as part of the OTEZLA® Divestiture.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby, including the OTEZLA® Divestiture, is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to Celgene’s Current Report on Form 8-K filed by Celgene on August 26, 2019 and is incorporated herein by reference.

ITEM 3.03.	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

On November 22, 2019 (the “Settlement Date”), Bristol-Myers Squibb Company (“Bristol-Myers Squibb”) completed its previously announced (i) offers (the “Exchange Offers”) to exchange any and all outstanding notes (the “Celgene Notes”) issued by Celgene for up to $19,850,000,000 aggregate principal amount of new notes issued by Bristol-Myers Squibb and cash and (ii) related solicitations of consents (each, a “Consent Solicitation” and, collectively, the “Consent Solicitations”) to adopt certain amendments (the “Amendments”) to each of the indentures (collectively, the “Celgene Indentures”) governing the Celgene Notes. Pursuant to the Exchange Offers and Consent Solicitations, the aggregate principal amounts of the Celgene Notes set forth below were tendered and subsequently accepted. Such accepted Celgene Notes will be retired and canceled and will not be reissued. Following such cancellation, the aggregate principal amounts of the Celgene Notes set forth below will remain outstanding.

Series of Celgene Notes	Aggregate Principal Amount Tendered and Accepted	Aggregate Principal Amount Outstanding Following Settlement
2.875% Senior Notes due 2020	$1,243,777,000	$256,223,000
3.950% Senior Notes due 2020	$436,313,000	$63,687,000
2.875% Senior Notes due 2021	$434,815,000	$65,185,000
2.250% Senior Notes due 2021	$464,576,000	$35,424,000
3.250% Senior Notes due 2022	$861,709,000	$138,291,000
3.550% Senior Notes due 2022	$891,870,000	$108,130,000
2.750% Senior Notes due 2023	$697,660,000	$52,340,000
3.250% Senior Notes due 2023	$932,101,000	$67,899,000
4.000% Senior Notes due 2023	$636,086,000	$63,914,000
3.625% Senior Notes due 2024	$882,510,000	$117,490,000
3.875% Senior Notes due 2025	$2,379,532,000	$120,468,000
3.450% Senior Notes due 2027	$961,528,000	$38,472,000
3.900% Senior Notes due 2028	$1,456,162,000	$43,838,000
5.700% Senior Notes due 2040	$245,785,000	$4,215,000
5.250% Senior Notes due 2043	$391,925,000	$8,075,000
4.625% Senior Notes due 2044	$976,477,000	$23,523,000
5.000% Senior Notes due 2045	$1,959,524,000	$40,476,000
4.350% Senior Notes due 2047	$1,236,433,000	$13,567,000
4.550% Senior Notes due 2048	$1,456,840,000	$43,160,000

Prior to settlement of the Exchange Offers and Consent Solicitations and upon receipt of the requisite consents to adopt the Amendments with respect to each series of Celgene Notes, Celgene entered into (i) a First Supplemental Indenture, dated as of May 1, 2019 (the “2018 Supplemental Indenture”), between Celgene and The Bank of New York Mellon Trust Company, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) with respect to the Celgene Notes issued under the Indenture dated as of February 20, 2018 between Celgene and the Trustee, (ii) a First Supplemental Indenture, dated as of May 1, 2019 (the “November 2017 Supplemental Indenture”), between Celgene and the Trustee, with respect to the Celgene Notes issued under the Indenture dated as of November 9, 2017 between Celgene and the Trustee, (iii) a First Supplemental Indenture, dated as of May 1, 2019 (the “August 2017 Supplemental Indenture”), between Celgene and the Trustee, with respect to the Celgene Notes issued under the Indenture dated as of August 10, 2017 between Celgene and the Trustee, (iv) a First Supplemental Indenture, dated as of May 1, 2019 (the “2015 Supplemental Indenture”), between Celgene and the Trustee, with respect to the Celgene Notes issued under the Indenture dated as of August 12, 2015 between Celgene and the Trustee, (v) a First Supplemental Indenture, dated as of May 1, 2019 (the “2014 Supplemental Indenture”), between Celgene and the Trustee, with respect to the Celgene Notes issued under the Indenture dated as of May 15, 2014 between Celgene and the Trustee, (vi) a First Supplemental Indenture, dated as of May 1, 2019 (the “2013 Supplemental Indenture”), between Celgene and the Trustee, with respect to the Celgene Notes issued under the Indenture dated as of August 6, 2013 between Celgene and the Trustee, (vii) a First Supplemental Indenture, dated as of May 1, 2019 (the “2012 Supplemental Indenture”), between Celgene and the Trustee, with respect to the Celgene Notes issued under the Indenture dated as of August 9, 2012 between Celgene and the Trustee, and (viii) a First Supplemental Indenture, dated as of May 1, 2019 (the “2010 Supplemental Indenture”, together with the 2018 Supplemental Indenture, the November 2017 Supplemental Indenture, the August 2017 Supplemental Indenture, the 2015 Supplemental Indenture, the 2014 Supplemental Indenture, the 2013 Supplemental Indenture and the 2012 Supplemental Indenture, the “Supplemental Indentures”), between Celgene and the Trustee, with respect to the Celgene Notes issued under the Indenture dated as of October 7, 2010 between Celgene and the Trustee. The Supplemental Indentures became operative upon the Settlement Date and amended each of the Celgene Indentures to (1) eliminate substantially all of the restrictive covenants in such Celgene Indenture, (2) eliminate certain of the events which may lead to an “Event of Default” in such Celgene Indenture (other than for the failure to pay principal, premium or interest) and (3) eliminate any restrictions on Celgene in such Celgene Indenture from consolidating with or merging into any other person or conveying, transferring or leasing all or any of its properties and assets to any person.

The foregoing description of the Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to the full text of such documents, copies of which were filed as Exhibits 4.1 through 4.8 to Celgene’s Quarterly Report on Form 10-Q filed with the Securities Exchange Commission on July 30, 2019 and are incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(b) Pro forma financial information

Celgene received a waiver from the SEC from the requirement to provide the pro forma financial information otherwise required by Item 9.01(b). Accordingly, the pro forma financial information will not be filed.

(d) Exhibits

The following exhibit is included as part of this Current Report on Form 8-K:

Exhibit No.	Description

104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELGENE CORPORATION

Date: November 22, 2019	By:	/s/ Katherine R. Kelly
Katherine R. Kelly
Secretary